EXHIBIT 32.1

WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER
FURNISHED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002 (18 USC. SECTION 1350)
AND FOR THE PURPOSE OF COMPLYING WITH RULE 13a-14(b)
OF THE SECURITIES EXCHANGE ACT OF 1934.

May 10, 2019
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Pursuant to 18 U.S.C. § 1350, the undersigned officer of Tronox Holdings plc (the “Registrant”) hereby certifies that the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Jeffry N. Quinn
Jeffry N. Quinn
President and Chief Executive Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.